Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly Report on Form 10-Q of Znomics, Inc. for the quarter ended March 31, 2011, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the quarterly Report on Form 10-Q of Znomics, Inc. for the quarter ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the quarterly Report on Form 10-Q for the quarter ended March 31, 2011, fairly presents in all material respects, the financial condition and results of operations of Znomics, Inc.

By:	/s/ Gordon F. Stofer

Name:	Gordon F. Stofer

Title:	Chief Executive Officer

Date:	May 6, 2011

By:	/s/ David G. Latzke

Name:	David G. Latzke

Title	Chief Financial Officer

Date:	May 6, 2011